[LOGO] ACCESS FINANCIAL


                             [LETTERHEAD]


                     ACCESS FINANCIAL LENDING CORP.

     The undersigned certifies that he/she is a Servicing Officer of Access Financial Lending Corp., a Delaware corporation (the "company"), and that as such he/she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of May 1, 1996 between Access Financial Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, Cargill Financial Services Corporation, as Sponsor and The Bank of New York, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

     1. The Monthly Report for the period 08/01/96 to 08/31/96 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement.

     2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

     3. As of the close of the most recent Collection Period, the weighted average number of months in inventory of all non-liquidated Manufactured Homes is 1.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of September, 1996.

                         ACCESS FINANCIAL LENDING CORP.



                         By:   /s/ Diane R. Estep
                            ---------------------------
                            Name:  Diane R. Estep
                            Title: Assistant Secretary

1996-1
Month-end: 08/31/96


                  MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      PASS-THROUGH CERTIFICATES, SERIES 1996-1



               Distribution Date:                       9/15/96

     Amount reimbursable to the Servicer                               0.00
                                                            ------------------

SENIOR CERTIFICATES

     1(a)  Amount Available (including Monthly
           Servicing Fee)                                      1,979,656.78
                                                            ------------------
      (b)  Class A-6 Interest Deficiency Amount
           (if any) and Class B-1 Interest Deficiency
           Amount (if any) withdrawn for prior
           Remittance Date                                             0.00
                                                            ------------------
      (c)  Amount Available after giving effect to
           withdrawal of Class A-6 Interest Deficiency
           Amount and Class B-1 Interest Deficiency
           Amount for prior Remittance Date                    1,979,656.78
                                                            ------------------
Interest
     2 Aggregate Interest (total):                               674,663.27
                                                            ------------------
      (a)  Class A-1 Remittance Rate                        6.4
                                                            ------------------
      (b)  Class A-1 Interest                                    163,873.25
                                                            ------------------
      (c)  Class A-2 Remittance Rate                        6.75
                                                            ------------------
      (d)  Class A-2 Interest                                    148,275.00
                                                            ------------------
      (e)  Class A-3 Remittance Rate                        6.975
                                                            ------------------
      (f)  Class A-3 Interest                                    138,697.88
                                                            ------------------
      (g)  Class A-4 Remittance Rate                        7.30
                                                            ------------------
      (h)  Class A-4 Interest                                     73,699.58
                                                            ------------------
      (i)  Class A-5 Remittance Rate                        7.575
                                                            ------------------
      (j)  Class A-5 Interest                                    150,117.56
                                                            ------------------

     3 Amount applied to:
      (a)  Unpaid Senior Interest Shortfall                            0.00
                                                            ------------------

     4 Remaining:
      (a)  Unpaid Senior Interest Shortfall                            0.00
                                                            ------------------

Principal                                      Count
       Prior Period Ending Scheduled Balance      5,631      160,395,616.21
                                              --------------------------------
     5 Formula Principal Distribution Amount:
   (a) Scheduled principal                                       247,828.13
                                                       -----------------------
   (b) Principal Prepayments (PIF & Curtailments)   (11)         329,113.23
                                              --------------------------------
   (c) Liquidated Contracts                           0                0.00
                                              --------------------------------
   (d) Repurchases (Principal)                        0                0.00
                                              --------------------------------
   (e) Accelerated Principal                                     444,860.85
                                                       -----------------------

                                                               1,021,802.21
                                                       -----------------------
     6 Pool Count/Scheduled Principal Balance     5,620      159,818,674.85
                                              --------------------------------
     7 Unpaid Senior Principal Shortfall (if any)
       following prior Remittance Date                                 0.00
                                                       -----------------------
     8 Senior Percentage for such Remittance Date
       (Until Class B Cross-Over Date, and on each
       Remittance Date thereafter unless each Class B
       Principal Distribution Test is satisfied, equals
       Senior Principal Balance divided by Pool
       Scheduled Principal Balance)                                  100.00
                                                       -----------------------
     9 Senior Percentage for the following
       Remittance Date                                               100.00
                                                       -----------------------
    10 Senior principal distribution:
       (a)  Class A-1                                          1,021,802.21
                                                       -----------------------
       (b)  Class A-2                                                  0.00
                                                       -----------------------
       (c)  Class A-3                                                  0.00
                                                       -----------------------
       (d)  Class A-4                                                  0.00
                                                       -----------------------
       (e)  Class A-5                                                  0.00
                                                       -----------------------

    11 (a)  Class A-1 Ending Principal Balance                29,704,431.47
                                                       -----------------------
       (b)  Class A-2 Ending Principal Balance                26,360,000.00
                                                       -----------------------
       (c)  Class A-3 Ending Principal Balance                23,862,000.00
                                                       -----------------------
       (d)  Class A-4 Ending Principal Balance                12,115,000.00
                                                       -----------------------
       (e)  Class A-5 Ending Principal Balance                23,781,000.00
                                                       -----------------------

    12 Unpaid Senior Principal Shortfall (if any)
       following current Remittance Date                               0.00
                                                       -----------------------

CLASS A-6 CERTIFICATES
     13   Class A-6 Amount Available                                               283,191.30
                                                                           --------------------------
Interest

     14   Aggregate Interest
          (a)  Class A-6 Remittance Rate (       %
               unless Weighted Average Contract
               Rate is below      %)                                       7.975
                                                                           --------------------------
          (b)  Class A-6 Interest                                                   84,827.42
                                                                           --------------------------
     15   Amount applied to Unpaid Class A-6
          Interest Shortfall                                                             0.00
                                                                           --------------------------
     16   Amount applied to Class A-6 Interest
          Deficiency Amount                                                              0.00
                                                                           --------------------------
     17   Remaining unpaid Class A-6 Interest
          Deficiency Amount                                                              0.00
                                                                           --------------------------
     18   Remaining Unpaid Class A-6 Interest
          Shortfall                                                                      0.00
                                                                           --------------------------
Principal

     19   Formula Principal Distribution Amount (total):                                 0.00
                                                                           --------------------------
          (a)  Scheduled principal                                                       0.00
                                                                           --------------------------
          (b)  Principal Prepayments                                                     0.00
                                                                           --------------------------
          (c)  Liquidated Contracts                                                      0.00
                                                                           --------------------------
          (d)  Repurchases                                                               0.00
                                                                           --------------------------
          (e)  Accelerated Principal                                                     0.00
                                                                           --------------------------
     20   Pool Scheduled Principal Balance                                     159,818,674.85
                                                                           --------------------------
     21   Class A-6 Percentage after prior
          Remittance Date                                                  0.00
                                                                           --------------------------
     22   Class A-6 Percentage for such Remittance
          Date                                                             0.00
                                                                           --------------------------
     23   Class A-6 Percentage for the following
          Remittance Date                                                  0.00
                                                                           --------------------------
     24   Class A-6 principal distribution:
          (a)  Class A-6 (current)                                                       0.00
                                                                           --------------------------
          (b)  Unpaid Class A-6 Principal Shortfall
               (if any) following prior Remittance Date                                  0.00
                                                                           --------------------------
     25   Unpaid Class A-6 Principal Shortfall (if any)
          following current Remittance Date                                              0.00
                                                                           --------------------------
          Class A-6 Principal Balance                                           12,764,000.00
                                                                           --------------------------
Class B Principal Distribution Tests (tests must be satisfied on
or after the Remittance Date occurring in June 1999)                            n/a
                                                                           --------------------------


                                    Page 3

     26   Average Sixty-Day Delinquency Ratio Test
          (a)  Sixty-Day Delinquency Ratio for
               current Remittance Date                                                  3.04%
                                                                           --------------------------
          (b)  Average Sixty-Day Delinquency Ratio
               (arithmetic average of ratios for this month
               and two preceding months; may not
               exceed    5   %)                                                         2.02%
                                                                           --------------------------
     27   Average Thirty-Day Delinquency Ratio Test
          (a)  Thirty-Day Delinquency Ratio for
               current Remittance Date                                                  8.03%
                                                                           --------------------------
          (b)  Average Thirty-Day Delinquency Ratio
               (arithmetic average of ratios for this month
               and two preceding months; may not
               exceed   7   %)                                                          6.54%
                                                                           --------------------------
     28   Cumulative Realized Losses Test
          (a)  Cumulative Realized Losses for current
               Remittance Date (as a percentage of Cut-off
               Date Pool Principal Balance; may not exceed
               7% from June 1, 2000 to May 31, 2001, 8% from
               June 1, 2001 to May 31, 2002, 9% from June 1, 2002
               and thereafter)                                                          0.01%
                                                                           --------------------------

                                                                                   23,274.48
                                                                           --------------------------

     29   Current Realized Losses Test
          (a)  Current Realized Losses for current
               Remittance Date                                                          0.00
                                                                           --------------------------
          (b)  Current Realized Loss Ratio (total Realized Losses
               during the 12 immediately preceding Collection Period,
               divided by the arithmetic average of Pool Scheduled Balances as of the preceding Collection Period and the Pool
               Scheduled Balance as of the last day of the immediately
               preceding Collection Period; may not exceed 2.75%)                       0.01%
                                                                           --------------------------
     30   Class B Principal Balance Test
          (a)  Class B Principal Balance will be considered satisfied for any Remittance Date, that the sum of the Class B
               Principal Balance and the Overcollateralization Amount
               as of such Remittance Date, before giving effect to
               distributions on such Remittance Date, is greater
               than or equal to $3,239,614.                                    30,787,382.53
                                                                           --------------------------

                                    Page 4

CLASS B-1 CERTIFICATES
     31   Amount Available less the Senior Distribution
          Amount and Class A-6 Distribution Amount                                      198,363.89
                                                                           --------------------------
Interest

     32   Class B-1 Remittance Rate                                        8.040
                                                                           --------------------------
     33   Class B-1 Interest                                                            117,591.70
                                                                           --------------------------
     34   Current Interest                                                              117,591.70
                                                                           --------------------------
     35   Amount applied to Unpaid Class B-1 Interest Shortfall                               0.00
                                                                           --------------------------
     36   Amount applied to Class B-1 Interest Deficiency Amount                              0.00
                                                                           --------------------------
     37   Remaining unpaid Class B-1 Interest Deficiency Amount                               0.00
                                                                           --------------------------
     38   Remaining Unpaid Class B-1 Interest Shortfall                                       0.00
                                                                           --------------------------
Principal

     39   Unpaid Class B-1 Principal Shortfall (if any)
          following prior Remittance Date                                                     0.00
                                                                           --------------------------
     40   (a)  Class B Percentage for such Remittance
               Date (until Class B Cross-over Date, and on
               each Remittance Date thereafter unless each
               Class B Principal Distribution Test is
               satisfied, equals zero. Thereafter, if each
               Class B Principal Distribution Test is
               satisfied, equals 100% minus Senior
               Percentage)                                                 0.00
                                                                           --------------------------
          (b)  Class B Percentage for the following
               Remittance Date                                             0.00
                                                                           --------------------------
     41   Current Principal (Class B Percentage of Formula
          Principal Distribution Amount)                                                      0.00
                                                                           --------------------------
     42   (a)  Class B-1 Principal Shortfall                                                  0.00
                                                                           --------------------------
          (b)  Unpaid Class B-1 Principal Shortfall                                           0.00
                                                                           --------------------------
     43   Class B Principal Balance                                                  27,124,000.00
                                                                           --------------------------
     44   Class B-1 Principal Balance                                                17,551,000.00
                                                                           --------------------------

                                    Page 5

1996-1
Month-end: 08/31/96

CLASS B-2 CERTIFICATES

    45 Remaining Amount Available                                           80,722.19
                                                                ---------------------

Interest

    46 Class B-2 Remittance Rebate (   %, unless
       Weighted Average Contract Rate is less than
           %)                                                   10.125
                                                                ---------------------
    47 Class B-2 Interest                                                   80,722.19
                                                                ---------------------
    48 Current Interest                                                     80,722.19
                                                                ---------------------
    49 Amount applied to Unpaid Class B-2 Interest
       Shortfall                                                                 0.00
                                                                ---------------------
    50 Remaining Unpaid Class B-2 Interest Shortfall                             0.00
                                                                ---------------------

Principal

    51 Unpaid Class B-2 Principal Shortfall (if any)
       following prior Remittance Date                                           0.00
                                                                ---------------------
    52 Class B-2 Principal Liquidation Loss Amount                               0.00
                                                                ---------------------
    53 Current principal (zero until Class B-1 paid
       down; thereafter, Class B Percentage of
       Formula Principal Distribution Amount)                                    0.00
                                                                ---------------------
    54 Class B-2 Principal Balance                                       9,573,000.00
                                                                ---------------------


SENIOR, CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES

Aggregate "Actual" Balances of delinquent Contracts as of "month-end".

    56 30-59 days                                                        7,979,991.57
                                                                ---------------------
    57 60 days or more                                                   4,855,729.75
                                                                ---------------------
    58 Manufactured Homes repossessed                                              15
                                                                ---------------------
    59 Manufactured Homes repossessed but
       remaining in inventory                                                      31
                                                                ---------------------
    60 Weighted Average Contract Rate of all
       outstanding Contracts (Note: Does not include
       servicing fee.)                                          .0944907
                                                                ---------------------


RESIDUAL CERTIFICATES
     61
     (a) Monthly Servicing Fee (deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company is not
         the Servicer, deducted from funds remaining
         after payment of Senior Distribution Amount,
         Class A-6 Distribution Amount, Class B-1
         Distribution Amount, and Class B-2
         Distribution Amount, if the Company is
         the Servicer)                                                           0.00
                                                                ---------------------
     (b) Monthly interest on certificate account:                                0.00
                                                                ---------------------

CLASS A-6, CLASS B-1 AND CLASS B-2 CERTIFICATES
     62 Class A-4 Interest Deficiency on such Remittance Date                    0.00
                                                                ---------------------
     63 Class B-1 Interest Deficiency on such Remittance Date                    0.00
                                                                ---------------------
     64 Class B-2 Interest Deficiency on such Remittance Date                    0.00
                                                                ---------------------

REPOSSESSED CONTRACTS
     65 Repossessed Contracts                                              395,349.01
                                                                ---------------------
     66 Repossessed Contracts Remaining in Inventory
        (6 repurchases)                                                    808,004.47
                                                                ---------------------

ACCELERATED PRINCIPAL CALCULATION
     67 Remaining Amount Available                                               0.00
                                                                ---------------------
     68 Accelerated Principal                                              444,860.85
                                                                ---------------------

RESIDUAL CERTIFICATES
     69 Class "C" Distribution Amount (excess, if any,
        1/12 Weighted Net Contract Rate at beginning x pool
        scheduled balance at beginning MINUS the Certificate
        Interest [A-1 to B-2] Distribution Amount for date.)                     0.00
                                                                ---------------------

     70 Release Amount (if B-2 is zero)                                          0.00
                                                                ---------------------

     71 Reimburse Residual Certificate Holder per
        Section 10.06 (REMIC Tax Matters)                                        0.00
                                                                ---------------------

     72 Remaining to Residual Holder                                             0.00
                                                                ---------------------

Please contact the Bondholder Relations Department of the Bank of New York at (212) 815-2793 with any questions regarding this Statement on your Distribution.


                                    Page 7